UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2017

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
(Address of Principal Executive Offices)		(Zip Code)

(907) 297-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2017, the Board of Directors (the “Board”) of Alaska Communications Systems Group, Inc., a Delaware corporation (the “Corporation”), approved a form of director’s and officer’s indemnification agreement (the “D&O Indemnification Agreement”). The D&O Indemnification Agreement indemnifies directors and officers who are parties thereto with indemnification rights arising out of, or relating to, their service as directors and officers of the Corporation or where they serve at the request of, for the convenience of, or to represent the interests of, the Corporation as an officer, director, employee, fiduciary, representative or other agent at another entity. The D&O Indemnification Agreement also provides for the directors and officers who are parties thereto with certain rights to advancement of expenses incurred in defending a proceeding in advance of the final disposition of any proceeding for which indemnification rights may be available pursuant to the D&O Indemnification Agreement. Further, the D&O Indemnification Agreement provides for the Corporation to take certain actions with respect to maintaining liability insurance coverage naming the directors and officers who are parties to the D&O Indemnification Agreement as insureds, including tail insurance coverage in the event that the Corporation experiences a Change in Control (as defined in the D&O Indemnification Agreement).

The foregoing description of the form of D&O Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of D&O Indemnification Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein in this Item 1.01 in its entirety.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the form of D&O Indemnification Agreement approved by the Board on December 22, 2017 is incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On December 22, 2017, the Board approved amendments to amend and restate the Corporation’s By-laws (the “By-laws”). The By-laws were last amended on December 15, 2015. The amendments to the Bylaws are intended to, among other things (i) enhance the information that the Board has access to about proposing stockholders, proposed director nominees and/or stockholder proposals and facilitate the ability of the Board to make informed voting recommendations to stockholders on any matter that will come before a stockholders’ meeting; (ii) enhance the information that the Corporation would have access to in preparing proxy materials commenting on any stockholder proposed nominees and/or stockholder proposals, including information relating to the interests, objectives and potential conflicts of a proposing stockholder in proposing director nominees and/or other business; and (iii) enhance the information available to all stockholders in advance of a stockholders’ meeting and, accordingly, allow stockholders to make more informed voting decisions about any proposed director nominees and/or other business, including whether to vote by proxy or to attend the meeting in person and ask questions concerning the proposed director nominees and/or other business.

The Amendments to the By-laws relate primarily to changes to the By-laws that fall into the following categories:

Provisions Relating to Stockholders’ Meetings and Board Matters

•	Specify the procedures to be followed to call and set the date, time and place for meetings of stockholders.

•	Specify the various means by which business and/or proposed director candidates can be properly brought before an annual meeting of stockholders.

•	Specify that each person who is nominated to stand for election as director, whether such nomination is proposed by the Corporation or a stockholder, shall, as a condition to such nomination, tender an irrevocable and executed letter of resignation in advance of the meeting for the election of directors and provide that the aforementioned irrevocable letter of resignation will only be effective if, (i) the person does not receive a majority of the votes cast at the next meeting of stockholders held for the election of directors that is not a Contested Meeting, and (ii) the Board of Directors accepts the resignation.

•	Provide more detailed procedures with respect to stockholders’ meetings, including, but not limited to, the appointment of a presiding officer for the meeting, the appointment of a secretary for the meeting, the retention of inspectors of election for such meetings, and the maintenance of a stockholder list for such meetings.

•	Provide that the Board or the chairman of a stockholder meeting shall be entitled to prescribe rules, regulations and procedures for the conduct of stockholder meetings.

•	Provide for the ability of the Board to postpone or cancel any previously scheduled annual or special meeting of the stockholders by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting of stockholders.

•	Add provisions relating to electronic transmissions and communications, including permitting electronic stockholder meetings and electronic notices of Board and stockholder meetings.

•	Provide more detailed provisions with respect to Board matters, including, but not limited to, the calling of special meetings of the Board.

Enhancements to Advance Notice Provisions for Stockholder Proposals and Director Nominations

•	Enhance the advance notice requirements that stockholders are required to comply with when submitting to the Corporation their advance notice of stockholder proposals and proposed director candidates to be brought before an annual meeting of stockholders to require additional information about each stockholder proponent, associated persons, all stockholder proposals and all proposed director candidates.

•	Specify that, if an advance notice of stockholder proposal and/or proposed director candidates was not properly brought before the meeting in accordance with the By-laws then the chairman of such meeting shall declare to such meeting that such advance notice was improper and not permit such stockholder proposal or proposed director candidate to be brought before such meeting.

•	Specify that business and director candidates proposed to be brought before an annual meeting by a stockholder may not be brought before such meeting if such stockholder takes action contrary to the representations made in the advance notice of stockholder proposal and/or proposed director candidates, or if, when submitted, the advance notice contained untrue statements or omissions of facts necessary to make the statements therein not misleading, or, after being submitted to the Corporation, the advance notice was not updated in accordance with the By-laws.

•	Specify that a stockholder is required to update and supplement the advance notice of stockholder proposals and/or proposed director candidates that is submitted to the Corporation if any of the information contained in the advance notice becomes inaccurate at any time after it is submitted.

•	Provide that, if the information submitted pursuant to the advance notice provisions is not true, correct and complete in all respects prior to the advance notice deadlines, such information shall be deemed not to have been provided in accordance with the advance notice provisions.

•	Provide that the Corporation may request that a stockholder who submits an advance notice of stockholder proposal and/or proposed director candidates provide written verification to demonstrate the accuracy of any information submitted by the stockholder in the advance notice.

•	Provide that the Corporation may request that a stockholder who submits an advance notice of stockholder proposal and/or proposed director candidates provide a written supplement to update the information contained in any previously submitted advance notice.

•	Require a proposing stockholder to specifically identify in the advance notice of stockholder proposal and/or proposed director candidates by way of an express cross-reference how the information being provided therein is intended to comply with a specific advance notice requirement of the By-laws.

•	Prohibit a proposing stockholder from incorporating by reference into an advance notice of proposed business and/or proposed director candidates information from other documents, including those publicly available, which are not prepared in response to the requirements of the By-laws.

•	Require a proposing stockholder submitting an advance notice of stockholder proposal and/or proposed director candidates to represent and warrant that all information contained therein is true, accurate and complete in all respects and contains no false and misleading statements, and to further indicate that the proposing stockholder intends for the Corporation and the Board to rely on such information as being true, accurate and complete in all respects and not containing any false or misleading statements.

•	Require a proposing stockholder to submit its own timely and proper advance notice of stockholder proposals and/or proposed director candidates notwithstanding any notice of the annual meeting or proxy statement sent to stockholders on behalf of the Corporation that may seek to bring similar items of business before the meeting.

•	Provide that in addition to the advance notice requirements of the By-laws with respect to any stockholder proposals and/or proposed director nominations, a stockholder shall also comply with all applicable requirements of the By-laws, the Certificate of Incorporation, the DGCL, the Exchange Act, the SEC and other applicable law in connection with such stockholder proposal and/or proposed nomination of director candidates, any solicitation of proxies from the Corporation’s stockholders in connection therewith and any filings required to be made with the SEC in connection therewith.

•	Provide advance notice requirements that stockholders are required to comply with for proposed director nominations at special meetings of stockholders, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting.

•	Provide that in the event that the number of directors to be elected to the Board is increased and there is no public disclosure made by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least one hundred thirty (130) calendar days prior to the one-year anniversary date of the immediately preceding year’s annual meeting of stockholders, an advance notice of proposed director candidates shall also be considered timely, but only with respect to candidates for any new director vacancies created by such increase, and only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted to the Corporation a proper and timely advance notice of proposed director candidates, if such notice is received by the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public disclosure of such new director vacancies is first made by the Corporation.

Enhancements to Provisions for Stockholder Action by Written Consent

•	Provide that in the event of the delivery of written consents to take corporate action and/or any related revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a review of the validity of the consents and revocations.

•	Provide that no written consent shall be effective to take corporate action unless, among other things, the inspector of election certification process contemplated by the By-laws with respect to actions by written consent has been complied with.

Provisions Relating to Indemnification and Advancement of Expenses

•	Specify the indemnification rights that the Corporation provides to its directors and officers to clarify the type of proceedings that are indemnified, the expenses that are reimbursable, the persons who are indemnifiable, the capacity that the person needs to be acting in to be indemnified, and the process that needs to be followed in determining whether indemnification is proper in a particular circumstance.

•	Specify the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition to provide a specific time period by which the advancement needs to be made and to provide that advancement cannot be conditioned on the ability of the indemnitee to repay, must be unsecured and must be interest-free and cannot be otherwise conditioned unless Delaware law requires otherwise.

•	Add additional provisions regarding indemnification to avoid duplicate payments to indemnified persons, provide that the Corporation shall be subrogated to all rights of recovery of any person entitled to indemnification, provide that the conduct of one indemnified person will not be imputed to another and provide that indemnification is a contract right.

Other Provisions

•	Require that, notice of any by-law amendments to be approved at a meeting of the Board or stockholders must be included in or accompany the notice of the Board or stockholder meeting, as applicable, to amend the By-laws along with the text of any resolution calling for the approval of any such proposed amendment.

•	Make various other “clean-up” changes to the By-laws including, but not limited to, grammatical and other typographical corrections; formatting changes; revisions to headings, titles and captions; and defining and capitalizing certain terms.

The foregoing description of the various amendments included in the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws adopted by the Board on December 22, 2017, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit number	Description

3.1	By-laws of Alaska Communications Systems Group, Inc., Amended and Restated as of December 22, 2017.

10.1	Form of Director’s and Officer’s Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

Date: December 22, 2017	By:	/s/ Leonard A. Steinberg
Leonard A. Steinberg
Corporate Secretary